UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)	November 3, 2010

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Flushing Financial Corporation (the "Company") (Nasdaq: FFIC), the parent holding company for Flushing Savings Bank, FSB (the “Bank”), today announced it has revised its net income upward from its previous press release for the three and nine months ended September 30, 2010 due to a change in the New York State and City tax bad debt deduction..

Item 9.01(d).    Exhibits

99.1.           Press release of Flushing Financial Corporation, dated November 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by

FLUSHING FINANCIAL CORPORATION
Date:	November 4, 2010	By:	/s/ David W. Fry
David W. Fry
		Title:	Executive Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit

99.1	Press release of Flushing Financial Corporation, dated November 3, 2010